                                                                THE

                                                                SELECTED FUNDS

                                                                SEMI-ANNUAL

                                                                REPORT

                                                                JUNE 30, 1999


                                                                [LOGO]






                                                                SELECTED FUNDS

SELECTED FUNDS
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
================================================================================

Dear Fellow Shareholder,

As investors of your money and ours, we constantly have to strike a rational balance between blind optimism and fear. On days when the market is advancing, we inevitably wish we had more money in the stocks that are going up the fastest. And on days when the market is declining, we become fearful about the stocks we own that are going down the most.

To help us control these powerful emotions, we have developed a discipline over the years that focuses on buying growth companies at a value price and holding them for the long haul. Normally, we do not buy the fastest growing companies, in spite of our optimism, because of our fear that when markets turn down these stocks potentially have the farthest to fall. Similarly, we don't buy "non-growth" value companies just because they are cheap since we always want to aim for growth in our portfolios.

In effect, we think growth and value are joined at the hip. No one would really ever want to own a no-growth stock, but everyone wants to buy growth. Our strategy is a compromise in that we try to buy decent growth at a value price.

In a sense, the world of investing is a world of making choices, and the stock market is not unlike the supermarket. We know when we go into the supermarket that we are going to buy something because we need to eat. Our task is to pick from the wide variety of brands available, those particular food products that will provide us with the right kind of bodily nourishment. Similarly, when the stock market opens its doors, we are likely to buy something. Our job is to pick from the diverse array of stocks available and buy only those that we think will enhance our financial nourishment. In both instances, we want to stay within our budget. What we are looking for as investors is growth on sale. Our stock choices tend to be good quality merchandise offered at a fair price. We are not interested in buying premium-priced companies or bargain-basement specials.

As we move through the last year of this millennium with the stock market in uncharted territory, we know that we will encounter numerous crosscurrents and variables that could affect corporate earnings. These range from uncertainties regarding the Presidential election in the year 2000 to the possibility of a worldwide economic recovery that could rekindle inflation. In addition, we live in an era of rapid technological change, which is reshaping the economic landscape and creating both new opportunities and risks for a wide variety of industries and companies.

In such an environment, we recognize that we will continue to be buffeted by the conflicting emotions driven by blind optimism and fear. But we are not going to turn our backs on stocks. As long-term investors, we intend to remain true to our investment discipline of using intensive research to buy well-managed growth companies at a value price. We are confident that this discipline will guide us through whatever financial storms may come our way, providing great opportunities for compounding of wealth over time.(1)

Sincerely,



/s/ James J. McMonagle                         /s/ Shelby M.C. Davis
James J. McMonagle                             Shelby M.C. Davis
Chairman                                       Chief Investment Officer
August 16, 1999

SELECTED FUNDS
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS

SELECTED AMERICAN SHARES, INC.

PERFORMANCE OVERVIEW

o Selected American Shares American shares generated a total return of 16.09% for the six months ended June 30, 1999,(2) outpacing the average return of 10.93% for the 922 growth and income funds tracked by Lipper Analytical Services(3) and the 12.38% return for the Standard & Poor's 500 Index.(4)

o The Fund provided a total return of 20.90% for the one-year period ended June 30, 1999 versus an average return of 14.48% for the 843 growth and income funds covered by Lipper and a return of 22.76% for the S&P 500.

o From May 1, 1993 through June 30, 1999, the approximate period that Davis Selected Advisers has managed Selected American Shares, it ranked 10 out of 253 funds in the Lipper category, providing an average annual return of 22.55%.(5)

o The Fund holds Morningstar's highest ***** (five-star) rating overall.(6) According to Morningstar, "This fund's managers have quietly outmaneuvered their peers.... By picking good stocks and then letting them ride, they've trounced most large-value funds.... In short, this fund remains a keeper." (7)

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS

Q.  What opportunities are you finding today?

A. Ken and I are satisfied that the performance of Selected American Shares has gotten off to a good start so far in 1999, but we are well aware that we have ground to make up after last year's disappointing results. Both of us are pleased with the quality of the companies that make up the portfolio and pleased that we were able to opportunistically add to some of our favorites during the chaos of the fall of 1998.

The greatest opportunity in investing comes from finding a great business at a great price. Such misvaluations abound in a bear market but are correspondingly scarce in a bull market. In the short sell-off of last fall we were able to find some great companies trading at cheap prices. The most notable example is American Express, which is currently one of our largest holdings and which we added to significantly during that period of short-term concern.(8)

The opportunities that we're finding in 1999 do not fall into the wonderful category of great companies selling at great prices, but instead seem to be in two less exciting categories. The first is great companies that have come under a minor cloud, creating perhaps a slight undervaluation, not a tremendously cheap valuation. For example, although Gillette is undoubtedly a great company that has declined over 30% from its high, the stock is still not outstandingly cheap on a valuation basis.

The second category is reasonably good--but not outstanding--businesses that are under a more severe cloud that makes them very cheap. For example, we added to our holding of Waste Management when it fell more than 30% from its high. The stock currently sells at about 12 times earnings--less than half the market multiple.(8)

We have also made mistakes this year and it is incumbent upon us to mention these. Most notably, Philip Morris, after suffering its first adverse jury judgments in its many years of litigation, has declined almost 30% thus far in 1999. We had been optimistic that the large settlements previously negotiated with the states' attorneys general would help put the most dangerous litigation behind the company. This has not been the case and, although we expect these adverse verdicts to be reduced or reversed on appeal, we certainly did not anticipate them in the first place.

SELECTED FUNDS
P.O. Box 1688, 124 East Marcy
Street Santa Fe, New Mexico 87501
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

Q.  When do you sell great companies?

A. Our portfolio continues to benefit from increasing valuations for all technology companies--most notably IBM, Hewlett-Packard and Texas Instruments, which are up, 40%, 60% and almost 70%, respectively, year to date.(8) Yet the prospects of these companies have also improved dramatically with the growth of the Internet. Although our valuation discipline prevents us from owning most of the hot new Internet stocks we all read about, companies such as IBM, Hewlett-Packard and Texas Instruments benefit greatly from the Internet revolution by selling the electronic equivalent of picks and shovels to the prospectors in this new gold rush.

Given the strong performance of many of our companies, particularly in the technology area, it is always important to consider at what price businesses should be sold from the portfolio. Unfortunately, this is more of an art than a science. A by product of a rising market is that all sales look like mistakes and all purchases look smart.

Our estimate of fair value for many of the securities we own is very broad, as it should be based on the uncertainties in any operating business. As a result, there is no predetermined price at which we would sell all of our position in any given company if the company's underlying fundamentals had not changed.

However, if our companies were to advance to prices that we considered irrational relative to other investment alternatives, we would increasingly have to consider sales. Importantly, Ken and I do not think of ourselves as market timers. Therefore, we must constantly evaluate the owner-earnings and growth prospects of the companies we own versus both the risk-free rate and the present value of the earnings and growth prospects of other companies in the market. Using this criterion, both of us remain comfortable with most of our top holdings, although we are cognizant of the very high levels of today's valuations.

Shelby Cullom Davis once said that you make most of your money in bear markets. You just don't realize it at the time. This is because you are able to buy great companies at great prices. There is, however, an unspoken corollary that one can lose a lot of money in a bull market and not realize it at the time by buying second-rate businesses at high prices. It is this risk that we and all investors must focus on in these golden times.

SELECTED SPECIAL SHARES

PERFORMANCE OVERVIEW

o Selected Special Shares, which crossed the $100 million asset mark in June, provided a return of 6.58% for the six months ended June 30, 1999.(2) This compares with returns of 6.75% for the Wilshire Mid Cap Company Growth Index
    (4) and 9.42% for the Lipper Small Company Funds Index.(4)

o Over the latest one, three and five years, the Fund easily outpaced its benchmarks, generating average annual returns of 11.68%, 20.44% and 21.39%, respectively. Over the same time periods, the Wilshire Mid Cap Company Growth Index generated returns of 2.36%, 9.70% and 17.29%, respectively, and the Lipper Small Company Funds Index produced returns of 1.92%, 7.77% and 15.44%, respectively.

o For the second year in a row, the Fund was featured in an exclusive Barron's/Value Line listing of the 100 top mutual fund managers dubbed "Best of the Best." (9)

o   According to Morningstar, "Selected Special Shares' long-range vision is paying off.... Since she [Elizabeth Bramwell] took the reins in 1994...it has trounced its average rival by better than 300 basis points per year and posted moderate risk scores for its category." (10)

SELECTED FUNDS
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH ELIZABETH R. BRAMWELL, PORTFOLIO MANAGER

Q.  Could you summarize the performance of the Fund so far in 1999?

A. The market began the year with large-cap growth stocks driving the market higher and began to broaden its advance towards the end of the first half to encompass small and mid-cap stocks in a wide range of industries--including contract manufacturing, semiconductor equipment, multimedia, furniture and retailing. Strong performers in the first six months of 1999 came from many sectors and included: Charles Schwab, Tiffany, Tandy, Lexmark, Labor Ready, Kohl's, Kansas City Southern, Ethan Allen, Leggett & Platt and Flextronics.(8)

The Fund's performance was restrained in some ways because, as committed long-term investors, we do not sell companies that we believe have positive long-term outlooks due to lagging short-term returns. For example, Computer Sciences, the Fund's largest holding and one which we have held since January 1996, had a rough first quarter--falling from 64 at the end of December to 55 at the end of the March. Computer Sciences is an outsourcing firm that provides information technology services. We like the company because it has expanding recurring revenues. In addition, with a price/earnings (P/E) multiple of around 22 based on year 2000 estimated earnings, the company is selling at parity with its projected 22% earnings growth rate and at less than the overall market multiple. So we did not trade out of the stock despite its first quarter decline and were rewarded for our conviction when the shares subsequently began to rally in the second quarter, rising from 55 to 69 by the end of June.(8)

Similarly, two of the Fund's holdings, drug distributor Cardinal Health and drug store chain CVS, tailed off from February-May because of concerns about proposed health-care reform, which could possibly place price controls on the pharmaceutical industry. But these stocks recovered nicely in June and, in our opinion, continue to have favorable fundamental outlooks.(8)

Another company whose stock price came under pressure during the period is Robert Half, an outsourcing firm that provides accounting staff, which has suffered from an intermediate-term shortage of accountants to place. Not all employee-staffing firms did poorly, however. Labor Ready, which places manual labor, achieved substantial revenue and earnings gains and the stock rose 69% in the first half.(8)

We run the Fund for the long term rather than chasing quarterly performance. This long-term approach also results in relatively low turnover, which promotes tax efficiency for our shareholders. Our 1998 turnover approximated 40%, which means an average holding period of more than two years. By way of comparison, Morningstar reports that the turnover ratio of the average Mid-cap growth fund is 131%, which means an average holding period of just over 9 months.(11)

Not all holdings will do well in every quarter since stock prices do not move in straight lines. But we develop conviction about the stocks we hold because we research the businesses thoroughly before we invest and follow them closely thereafter. We prefer to ride through the quarters when the companies we own may be under unwarranted pressure relative to their long-term outlooks, and perhaps even add to our positions when we believe in their future growth potential.

SELECTED FUNDS
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH ELIZABETH R. BRAMWELL, PORTFOLIO MANAGER - CONTINUED

Q.  What are some of your favorite investment themes?

A. It's become much more of a stock picker's market, which we think should work to our advantage going forward. Industry sectors that we currently find attractive include communications, media, retailing, outsourcing and electronic commerce.(8)

We are looking for companies that use the Internet well rather than investing directly in high-flying Internet stocks where execution and valuation risk are inherently greater. Overall, the Internet is helping people work smarter and more effectively. Just think what efficiencies voice mail has brought to both business and home consumers, and the possibilities for increased efficiency with the Internet are substantially greater. Examples of companies benefiting from the Internet include printer manufacturer Lexmark, a company that is getting a boost from the rapidly expanding use of e-mail, and Paychex, a payroll processing company. And Charles Schwab, of course, has done a phenomenal job bringing online investing to the market.(8)

Providing solutions for customers is a major theme that a company like Computer Sciences is well positioned to capitalize on. In addition, the outsourcing trend has carried over into manufacturing. That's why we like Flextronics, which we added to the portfolio in the fourth quarter of 1998, and Jabil Circuit, a new holding in 1999--both of which are contract manufacturers in the semiconductor industry. We also added Teradyne, a leader in the business of semiconductor testing equipment, in the first quarter and Legato, in the data storage field, in the second quarter.(8)

Asian markets appear to be rebounding, and evidence pointing to a synchronized global recovery in the year 2000 is beginning to emerge. One Fund holding that we believe will benefit from renewed growth in Asia is Molex, a component manufacturer for a variety of electronic products, which derives about 40% of its sales from Asia.(8)

Q. How has your strategy positioned the Fund to benefit from the current market environment?

A. We invest on a stock-by-stock basis--looking at such factors as management strength, consistency of earnings and valuations. The earnings growth rate on the portfolio has been remarkably consistent and is currently about 23% based on year 2000 earnings estimates. That is well above the 7%-10% growth rate projected for the S&P 500. Yet the Fund sells at a lower P/E multiple based on year 2000 earnings estimates than the S&P's approximate P/E multiple of 25 times next year's earnings. Stock prices should move at least in line with earnings growth over time, and with the Fund selling at a discount to the overall market, there is also the opportunity for the Fund's P/E ratio to expand as well, giving shareholders an enhanced investment return.(1)

SELECTED U.S. GOVERNMENT INCOME FUND

PERFORMANCE OVERVIEW

o The Selected U.S. Government Income Fund declined 2.02% for the six months ended June 30, 1999(2) while the 126 funds included in Lipper Analytical Services' intermediate U.S. government fund category fell 1.82% on average.(3)
o For the one-year period ending on the same date, the Fund generated a total return of 1.10% versus an average return of 2.29% for the 123 intermediate U.S. government funds tracked by Lipper.

SELECTED FUNDS
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

A NEW PORTFOLIO MANAGER EFFECTIVE AUGUST 1, 1999

Effective August 1, 1999, Creston A. King, Chartered Financial Analyst, has been named the portfolio manager of the Selected U.S. Government Income Fund. Prior to joining Davis Selected Advisers on June 30, 1999, he was a portfolio manager for U.S. Global Investors, Inc. where he managed two Morningstar four-star bond funds and a top-ranked money market fund. We are proud to offer the investment capabilities of Mr. King to our shareholders.

Carolyn Spolidoro, the previous portfolio manager has retired. We would like to express our appreciation to her for effectively serving our shareholders since she joined Davis Selected Advisers in 1985.

AN INTERVIEW WITH CAROLYN SPOLIDORO, PORTFOLIO MANAGER

Q.  What key factors influenced the Fund's performance?

A. In the first half of 1999, the bond market was gripped by concerns about inflation and concerns that the Federal Reserve would tighten the money supply. Although there were little or no signs of actual inflation, years of strong economic growth have left a nagging sense among investors that inflation could surge upward again and that the Fed may look to proactively control growth in order to mitigate inflationary forces.

In May, the Fed changed its bias toward higher rates and then followed through at the end of June by raising the target federal funds rate .25% to 5.0% in a preemptive strike against inflation. The Fed indicated that it must be particularly vigilant of the emergence or potential emergence of inflationary pressures. The Fed surprised the market by changing its bias back to neutral following the announcement of the rate hike--an indication that just one rate change may be sufficient for now. However, the consensus among investors is that the Fed's future course of action is not preordained. Signs that the economy is continuing to power ahead could ultimately lead the Fed to reconsider its bias and impose a second round of tightening.

Against this backdrop, the yield on 10-year U.S. Treasury bonds increased from 4.60% to 5.80% over the first half of the year while the bonds' total return fell by more than 5%. The Selected U.S. Government Income Fund outperformed 10-year Treasuries because the Fund owns defensive positions in mortgage-backed securities, which tend to decline less in an increasing interest rate environment. At the same time, the Fund under-performed the average intermediate U.S. government bond fund because it also holds positions in longer term U.S. government agency securities that cannot be called in or redeemed by the issuer before maturity. These securities are more sensitive to interest rate changes, meaning that when interest rates increase and bond prices fall, they tend fall in line with the market.

Our short-term under-performance was due in part to our fundamental investment approach of maintaining a balanced portfolio. However, regrettably, in the first quarter we had maneuvered the Fund to be a little more aggressive by making changes that increased portfolio duration and decreased its exposure to calls. This had the effect of increasing the portfolio's sensitivity to interest rate moves. That turned out to be a mistake. When interest rates went up and bond prices went down, we participated in that decline. In the second quarter, we made very few changes in the portfolio because of concerns about further interest rate hikes. Looking ahead, over the remainder of 1999, we do not anticipate big changes in the interest rate environment or in the positioning of the Fund.

SELECTED FUNDS
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CAROLYN SPOLIDORO, PORTFOLIO MANAGER - CONTINUED

Q. Could you explain the Fund's overall investment approach in a little more detail?

A. Our strategy is to create a well-diversified portfolio holding many different types of U.S. government securities with varying features. We try to buy securities with a range of maturity dates, interest rates and call or prepayment provisions because different kinds of securities react differently to interest rate changes. In addition, agency securities tend to offer slightly higher yields than comparable U.S. Treasury securities.


Currently approximately 47% of the portfolio is invested in mortgage-backed securities, including pass-through securities and collateralized mortgage obligations, and approximately 50% in callable and non-callable U.S. government agency notes. The portfolio's duration is 5.1 years and its average life is 6.9 years.

We believe fixed-income investors should focus on a combination of risk and return, not just on total return or yield. We hold a laddered portfolio of securities with a fairly even distribution of maturities over the intermediate range of the yield curve. This allows us to capture most of the yield and potential return advantage of long-term bonds with potentially less risk. The last six months have shown the advantage provided by owning a balanced intermediate-term bond fund in a declining market as opposed to owning bonds directly.

-----------------------

    This Semi-Annual Report is authorized for distribution only when accompanied or preceded by a current prospectus of the Selected Funds which contains more information about fees and expenses. Please read the prospectus carefully before investing or sending money.

1 Neither the Davis Investment Discipline nor any investment discipline can guarantee a profit.

2 Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. The following table lists the average annual total returns for the periods ended June 30, 1999.

--------------------------------------------------------------------------------
FUND NAME                          1 YEAR      3 YEAR       5 YEAR     10 YEAR
---------                          ------      ------       ------     -------
--------------------------------------------------------------------------------
Selected American Shares           20.90%      30.58%       27.49%      17.73%
--------------------------------------------------------------------------------
Selected Special Shares            11.68%      20.44%       21.39%      14.17%
--------------------------------------------------------------------------------
Selected U.S. Government Income    1.10%       5.18%        5.78%       6.32%
--------------------------------------------------------------------------------

(3) Lipper Analytical Services' rankings and comparisons are based on total returns unadjusted for commissions.

SELECTED FUNDS
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

(4) The definitions of indices quoted in this semi-annual report appear below. Investments cannot be made directly in any of these indices.

I. The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

II. The Wilshire Mid Cap Company Growth Index is an unmanaged, market capitalization-weighted index of companies with market capitalizations ranging from $826 million to $3.0 billion and with growth characteristics screened by sales growth, return on equity and dividend payout. Investments cannot be made directly in the index.

III. The Lipper Small Company Funds Index is comprised of the 30 largest funds that, by prospectus or portfolio practice, normally invest in companies with market capitalizations of less than $1 billion at the time of purchase. Funds in the index are equally weighted, and returns include the reinvestment of all dividends and are net of expenses. Investments cannot be made directly in the index.

(5) Lipper Analytical Services rankings are based on total returns without adjustment for sales charges.

   For the one, five and ten-year period ended June 30, 1999, Selected American Shares was ranked as follows: 157 out of 843 funds, 9 out of 323 funds, and 18 out of 149 funds, respectively, in the Lipper "Growth and Income Funds" category.

(6) Morningstar proprietary ratings reflect historical risk-adjusted performance as of June 30, 1999. The ratings are subject to change every month. Morningstar ratings are calculated from a fund's 3, 5 and 10-year average annual returns (based on available track records) in excess of 90-day Treasury bill (T-bill) returns, with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. Ten percent of the funds in an investment category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars, and the last 10% receive one star.

   Selected American Shares received 5 stars for the three-year period rated against 3043 Domestic Equity funds. For the five-year period it received 5 stars when rated against 1878 Domestic Equity funds. For the ten-year period it received 4 stars when rated against 748 Domestic Equity funds.

(7) Source: Morningstar Mutual Funds, April 22, 1999.

(8) Portfolio holdings and portfolio manager opinions cited in this material are current as of the date of this report, but are subject to change. See each Fund's Schedule of Investments for a detailed list of portfolio holdings.

(9) Source: Barron's July 19, 1999. Barron's used Value Line to sort through their data base of 6,000 equity funds, eliminating funds where the portfolio manager has been managing a fund for less than three years, or which were managed by more than two people. Narrow sector funds were also eliminated. Value Line then identified how much value a manager added by subtracting points for excess volatility and adding points for stable investment performance. The funds with the 100 highest scores were listed in the article.

(10)  Source: Morningstar Mutual Funds, January 22, 1999.

(11)  Source: Morningstar Mutual Funds, July 21, 1999.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED AMERICAN SHARES, INC.
June 30, 1999 (Unaudited)

                                                                                           VALUE
SHARES                                    SECURITY                                        (NOTE 1)
===================================================================================================
COMMON STOCK - (97.29%)
  ADVERTISING AGENCIES - (0.06%)
    220,000      WPP Group PLC....................................................... $  1,862,529
                                                                                      ------------

  AGRICULTURAL - (0.26%)
    228,900      Monsanto Co.........................................................    9,027,244
                                                                                      ------------

  BANKS AND SAVINGS & LOAN ASSOCIATIONS - (11.03%)
    940,834      Bank of America Corp................................................   68,974,893
    609,444      Bank One Corp.......................................................   36,300,008
    153,800      Golden West Financial Corp..........................................   15,072,400
    145,000      UBS AG..............................................................   43,257,042
  1,425,302      U.S. Bancorp........................................................   48,460,268
  3,906,560      Wells Fargo Co......................................................  167,005,440
                                                                                      ------------
                                                                                       379,070,051
                                                                                      ------------
  BUILDING MATERIALS - (4.18%)
    930,600      Martin Marietta Materials, Inc......................................   54,905,400
  2,582,400      Masco Corp..........................................................   74,566,800
    295,700      Vulcan Materials Co.................................................   14,267,525
                                                                                      ------------
                                                                                       143,739,725
                                                                                      ------------
  CONSUMER PRODUCTS - (3.43%)
    133,200      Colgate-Palmolive Co................................................   13,153,500
    370,000      Gillette Co.........................................................   15,170,000
  2,225,000      Philip Morris Cos., Inc. ...........................................   89,417,188
                                                                                      ------------
                                                                                       117,740,688
                                                                                      ------------
  DIVERSIFIED - (3.52%)
      1,754      Berkshire Hathaway, Inc. - CL A*....................................  120,850,600
         16      Berkshire Hathaway, Inc. - CL B*....................................       35,840
                                                                                      ------------
                                                                                       120,886,440
                                                                                      ------------
  DIVERSIFIED MANUFACTURING - (1.27%)
    460,000      Tyco International Ltd..............................................   43,585,000
                                                                                      ------------
  ELECTRONICS - (7.60%)
    708,000      Applied Materials, Inc.*............................................   52,303,500
    126,960      Koninklikjke Philips Electronics N.V................................   12,807,090
    558,750      Molex Inc...........................................................   20,603,906
  1,210,000      Texas Instruments Inc...............................................  175,450,000
                                                                                      ------------
                                                                                       261,164,496
                                                                                      ------------
  ENERGY - (1.71%)
    174,900      Cooper Cameron Corp.*...............................................    6,482,231
  1,496,200      Dover Corp..........................................................   52,367,000
                                                                                      ------------
                                                                                        58,849,231
                                                                                      ------------
  FINANCIAL - (15.41%)
  1,491,500      American Express Co.................................................  194,081,438


SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED AMERICAN SHARES, INC. - CONTINUED
June 30, 1999 (Unaudited)

                                                                                           VALUE
SHARES                                    SECURITY                                        (NOTE 1)
==================================================================================================
COMMON STOCK - CONTINUED

  FINANCIAL - CONTINUED
  3,153,142      Citigroup, Inc...................................................... $149,774,245
  1,100,000      Freddie Mac.........................................................   63,800,000
  1,703,400      Household International, Inc........................................   80,683,584
    440,000      Providian Financial Corp............................................   41,140,000
                                                                                      ------------
                                                                                       529,479,267
                                                                                      ------------
  FOOD/BEVERAGE & RESTAURANT - (4.15%)
  3,450,000      McDonald's Corp.....................................................  142,528,125
                                                                                      ------------
  HOTELS & MOTELS - (0.76%)
    695,700      Marriott International, Inc.........................................   26,001,788
                                                                                      ------------
  INDUSTRIAL - (1.24%)
    654,000      Sealed Air Corp.*...................................................   42,428,250
                                                                                      ------------
  INVESTMENT FIRMS - (3.93%)
     50,000      Donaldson, Lufkin & Jenrette, Inc...................................    3,012,500
  1,287,432      Morgan Stanley, Dean Witter, Discover & Co..........................  131,961,780
                                                                                      ------------
                                                                                      134,974,280
                                                                                      ------------
  LIFE INSURANCE - (1.39%)
     20,000      Provident Companies, Inc............................................      800,000
    859,100      UNUM Corp...........................................................   47,035,725
                                                                                      ------------
                                                                                        47,835,725
                                                                                      ------------
  PHARMACEUTICAL AND HEALTH CARE - (4.47%)
    468,600      American Home Products Corp.........................................   26,944,500
    166,000      Bristol-Myers Squibb Co.............................................   11,692,625
    160,000      Merck & Co., Inc....................................................   11,840,000
    400,000      Pfizer Inc..........................................................   43,900,000
    895,600      SmithKline Beecham PLC - ADR........................................   59,165,575
                                                                                      ------------
                                                                                       153,542,700
                                                                                      ------------
  PROPERTY/CASUALTY INSURANCE - (10.04%)
  1,165,028      The Allstate Corp...................................................   41,795,380
  1,302,574      American International Group, Inc. (c)..............................  152,482,569
    395,400      Chubb Corp..........................................................   27,480,300
    471,700      Progressive Corp. (Ohio)............................................   68,396,500
    732,200      Transatlantic Holdings, Inc.........................................   54,869,238
                                                                                      ------------
                                                                                       345,023,987
                                                                                      ------------
  PUBLISHING - (2.79%)
    173,400      Dow Jones & Co., Inc. (c)...........................................    9,201,038
    483,300      Gannett Co., Inc....................................................   34,495,538
    286,000      Harcourt General, Inc...............................................   14,746,875
    430,000      Tribune Co..........................................................   37,463,750
                                                                                      ------------
                                                                                        95,907,201
                                                                                      ------------

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED AMERICAN SHARES, INC. - CONTINUED
June 30, 1999 (Unaudited)

                                                                                                     VALUE
SHARES/PRINCIPAL                             SECURITY                                               (NOTE 1)
=============================================================================================================
COMMON STOCK - CONTINUED

  REAL ESTATE - (2.92%)
     77,000      Avalonbay Communities, Inc...................................................   $  2,849,000
  1,451,194      Centerpoint Properties Corp. (e).............................................     53,149,980
     70,000      Centerpoint Properties Corp. Private (d)(e)..................................      2,499,656
    488,000      Crescent Real Estate Equities Co.............................................     11,590,000
    165,400      Mack-Cali Realty Corp........................................................      5,117,063
    713,800      Vornado Realty Trust.........................................................     25,206,063
                                                                                                -------------
                                                                                                  100,411,762
                                                                                                -------------
  TECHNOLOGY - (13.74%)
  2,045,975      Hewlett-Packard Co...........................................................    205,620,488
    600,000      Intel Corp...................................................................     35,662,500
  1,430,000      International Business Machines Corp.........................................    184,827,500
    960,000      Oracle Corp.*................................................................     35,640,000
    276,400      SAP AG (c)...................................................................      9,570,350
     20,000      Unisys Corp.*................................................................        778,750
                                                                                                -------------
                                                                                                  472,099,588
                                                                                                -------------
  TELECOMMUNICATIONS - (1.63%)
    430,500      Globalstar Telecommunications Ltd.* (c)......................................      9,955,313
  1,186,200      Loral Space & Communications, Ltd.*..........................................     21,351,600
    260,000      Motorola, Inc................................................................     24,635,000
                                                                                                -------------
                                                                                                   55,941,913
                                                                                                -------------
  WASTE MANAGEMENT SERVICES - (1.76%)
  1,127,500      Waste Management, Inc........................................................     60,603,125
                                                                                                -------------

                      Total Common Stock - (identified cost $1,805,912,298)...................  3,342,703,115
                                                                                                -------------

CONVERTIBLE PREFERRED STOCK - (0.87%)
    230,000      Devon Financing Trust, $3.25, Ser. 144A Conv. Pfd. (b).......................     13,915,000
     25,000      Devon Financing Trust, $3.25, Conv. Pfd. (b).................................      1,512,500
    361,400      Rouse Co., $3.00, Conv. Pfd..................................................     14,501,175
                                                                                                -------------
                      Total Convertible Preferred Stock - (identified cost $35,075,055).......     29,928,675
                                                                                                -------------

PREFERRED STOCK - (0.70%)
     60,700      SAP AG, Pfd (c) - (identified cost $21,261,639)..............................     24,246,887
                                                                                                -------------
SHORT TERM INVESTMENTS - (1.62%)
$27,785,000      State Street Bank and Trust Company Repurchase  Agreement, 4.85%, 07/01/99,
                 dated 06/30/99, repurchase value $27,788,743 (collateralized  by $28,850,000
                 par value Federal Home Loan Bank, 4.95%, 12/04/00, market value $28,621,277)      27,785,000


SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED AMERICAN SHARES, INC. - CONTINUED
June 30, 1999 (Unaudited)

                                                                                                            VALUE
PRINCIPAL                               SECURITY                                                           (NOTE 1)
=====================================================================================================================
SHORT TERM INVESTMENTS - CONTINUED
$27,785,000      State Street Bank and Trust Company Repurchase  Agreement, 4.85%, 07/01/99,
                 dated 06/30/99, repurchase value $27,788,743 (collateralized by $28,455,000 par value Fannie Mae MTN, 5.10%, 09/25/00, market value $28,622,287).................  $  27,785,000
                                                                                                       --------------
                      Total Short Term Investments - (identified cost $55,570,000)....................     55,570,000
                                                                                                       --------------

                 Total Investments - (100.48%) - (identified cost $1,917,818,992) - (a)...............  3,452,448,677
                 Liabilities Less Other Assets - (0.48%)..............................................    (16,535,548)
                                                                                                       --------------
                      Net Assets - (100%)............................................................. $3,435,913,129
                                                                                                       ==============
*Non-Income Producing Security

(a) Aggregate cost for Federal Income Tax purposes is $1,917,818,992. At June
30, 1999 unrealized appreciation (depreciation) of securities for Federal Income
Tax purposes is as follows:

                 Unrealized appreciation.............................................................. $1,550,033,768
                 Unrealized depreciation..............................................................    (15,404,083)
                                                                                                       --------------
                      Net unrealized appreciation .................................................... $1,534,629,685
                                                                                                       ==============


(b) These securities are subject to Rule 144A. The Board of Directors of the Fund has determined that there is sufficient liquidity in these securities to realize current valuations. These securities amounted to $15,427,500 and 0.45% of the Fund's net assets as of June 30, 1999.

(c) Loaned security - See Note 7 of Notes to Financial Statements

(d) Restricted security - See Note 8 of Notes to Financial Statements.

(e) Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is an affiliate, as defined in the Investment Company Act of 1940, at or during the six months ended June 30, 1999. The aggregate fair value of the securities of affiliated companies held by the Fund as of June 30, 1999 amounts to $55,649,636. Transactions during the period in which the issuers were affiliates are as follows:


                           Shares               Gross        Gross         Shares           Dividend
Security                   December 31, 1998    Additions    Reductions    June 30, 1999    Income
--------                   -----------------    ---------    ----------    -------------    ------
Centerpoint Properties
    Corporation                  1,451,194            -            -         1,451,194      1,378,634

Centerpoint Properties
    Corporation Private             70,000            -            -            70,000         66,500

SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED SPECIAL SHARES, INC.
June 30, 1999 (Unaudited)

                                                                                            VALUE
SHARES                                         SECURITY                                    (NOTE 1)
==================================================================================================
COMMON STOCK - (94.29%)

  APPAREL - (0.97%)
     60,000      Cutter & Buck, Inc.*................................................  $   997,500
                                                                                       -----------

  AUTOMOTIVE/HEAVY EQUIPMENT - (2.45%)
     35,000      Hayes Lemmerz International, Inc.*..................................    1,028,125
     30,000      Lear Corp.*.........................................................    1,492,500
                                                                                       -----------
                                                                                         2,520,625
                                                                                       -----------
  CHEMICALS - (2.80%)
     22,000      Minerals Technologies, Inc..........................................    1,227,875
     48,000      OM Group, Inc.......................................................    1,656,000
                                                                                       -----------
                                                                                         2,883,875
                                                                                       -----------
  COMMUNICATIONS - (2.50%)
     10,000      EarthLink Network, Inc.*............................................      614,375
     20,000      MCI Worldcom, Inc.*.................................................    1,720,000
     10,000      Penton Media, Inc...................................................      242,500
                                                                                       -----------
                                                                                         2,576,875
                                                                                       -----------
  ELECTRONICS - (4.88%)
     30,000      Flextronics International Ltd.*.....................................    1,657,500
     35,000      Jabil Circuit, Inc.*................................................    1,579,375
     25,000      Teradyne, Inc.*.....................................................    1,793,750
                                                                                       -----------
                                                                                         5,030,625
                                                                                       -----------
  EMPLOYEE STAFFING - (9.27%)
     30,000      Heidrick & Struggles International, Inc.*...........................      570,000
     70,000      Interim Services, Inc.*.............................................    1,443,750
     50,200      Keane, Inc.*........................................................    1,135,775
     60,787      Labor Ready, Inc.*..................................................    1,975,578
     70,000      On Assignment, Inc.*................................................    1,820,000
     50,000      Robert Half International, Inc.*....................................    1,300,000
     70,000      The ServiceMaster Co................................................    1,312,500
                                                                                       -----------
                                                                                         9,557,603
                                                                                       -----------
  ENERGY - (1.17%)
     20,000      Diamond Offshore Drilling, Inc. ....................................      567,500
     10,000      Schlumberger  Ltd...................................................      636,875
                                                                                       -----------
                                                                                         1,204,375
                                                                                       -----------
  ENTERTAINMENT/LEISURE TIME - (4.68%)
     49,000      Cinar Corp., Class B*...............................................    1,194,375
     70,000      Imax Corp.*.........................................................    1,575,000
     22,000      Premier Parks, Inc.*................................................      735,000
     20,000      Univision Communications, Inc. Class A*.............................    1,320,000
                                                                                       -----------
                                                                                         4,824,375
                                                                                       -----------

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED SPECIAL SHARES, INC. - CONTINUED
June 30, 1999 (Unaudited)

                                                                                            VALUE
SHARES                                     SECURITY                                        (NOTE 1)
====================================================================================================
COMMON STOCK - CONTINUED

  FINANCIAL SERVICES - (14.66%)
     36,000      The Charles Schwab Corp.............................................  $ 3,955,500
     50,100      Federated Investors, Inc. Class B...................................      898,669
     60,000      Firstar Corp........................................................    1,680,000
     20,000      H&R Block, Inc......................................................    1,000,000
      7,000      Knight/Trimark Group, Inc. Class A*.................................      427,000
     35,000      North Fork Bancorporation, Inc......................................      745,938
     18,000      Northern Trust Co...................................................    1,746,000
     60,000      TCF Financial Corp..................................................    1,672,500
     30,500      Washington Mutual, Inc..............................................    1,078,938
     30,000      Zions Bancorporation................................................    1,905,000
                                                                                       -----------
                                                                                        15,109,545
                                                                                       -----------
  HEALTHCARE - (5.68%)
     15,000      Bausch & Lomb, Inc..................................................    1,147,500
     38,000      Cardinal Health, Inc................................................    2,436,750
     30,000      Elan Corp., PLC ADR*................................................      832,500
     30,000      Focal, Inc.*........................................................      225,000
     15,000      Sepracor, Inc.*.....................................................    1,215,000
                                                                                       -----------
                                                                                        5,856,750
                                                                                       -----------
  HOME/OFFICE FURNITURE - (4.55%)
     45,000      Ethan Allen Interiors, Inc..........................................    1,698,750
     30,000      Furniture Brands International, Inc.*...............................      836,250
     77,600      Leggett & Platt, Inc................................................    2,158,250
                                                                                       -----------
                                                                                         4,693,250
                                                                                       -----------
  INDUSTRIAL PRODUCTS - (2.32%)
     15,600      Illinois Tool Works, Inc............................................    1,279,200
     35,156      Molex Inc., Class A.................................................    1,114,006
                                                                                       -----------
                                                                                         2,393,206
                                                                                       -----------
  INFORMATION PROCESSING - OFFICE EQUIPMENT - (4.58%)
     40,000      Dell Computer Corp.*................................................    1,477,500
     49,000      Lexmark International Group, Inc. Class A*..........................    3,237,063
                                                                                       -----------
                                                                                         4,714,563
                                                                                       -----------
  INFORMATION PROCESSING - SERVICES - (12.99%)
     70,000      Computer Sciences Corp.*............................................    4,843,125
     16,500      DA Consulting Group, Inc.*..........................................       99,000
     50,000      DST Systems, Inc.*..................................................    3,143,750
      3,000      internet.com LLC *..................................................       37,500
     20,000      Legato Systems, Inc.*...............................................    1,155,000
     25,000      OneSource Information Services, Inc.*...............................      210,938
     53,625      Paychex, Inc........................................................    1,702,594

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED SPECIAL SHARES, INC. - CONTINUED
June 30, 1999 (Unaudited)

                                                                                            VALUE
SHARES/PRINCIPAL                             SECURITY                                      (NOTE 1)
====================================================================================================
COMMON STOCK - CONTINUED

  INFORMATION PROCESSING - SERVICES - CONTINUED
     60,000      Sterling Commerce, Inc.*............................................ $  2,190,000
                                                                                      ------------
                                                                                        13,381,907
                                                                                      ------------
 REAL ESTATE SERVICES - (1.01%)
     35,000      Jones Lang LaSalle, Inc.*...........................................    1,043,438
                                                                                      ------------
  RETAILING - (17.30%)
     10,000      Abercrombie & Fitch Co. Class A*....................................      480,000
      2,000      Amazon.com, Inc.*...................................................      250,125
      5,000      Cheap Tickets, Inc.*................................................      182,188
     43,000      CVS Corp............................................................    2,182,250
     30,000      The Home Depot, Inc.................................................    1,933,125
     40,400      Kohl's Corp.*.......................................................    3,118,375
    105,000      Office Depot, Inc.*.................................................    2,316,563
     20,000      Saks Inc.*..........................................................      577,500
     50,000      Tandy Corp..........................................................    2,443,750
     45,000      Tiffany & Co........................................................    4,342,500
                                                                                      ------------
                                                                                        17,826,376
                                                                                      ------------
  TRANSPORTATION - (2.48%)
     40,000      Kansas City Southern Industries, Inc................................    2,552,495
                                                                                      ------------

                      Total Common Stock - (identified cost $57,940,672).............   97,167,383
                                                                                      ------------

SHORT TERM INVESTMENTS - (4.05%)
 $4,167,000      State Street Bank and Trust Co. Repurchase Agreement, 4.85%, 0
                   7/01/99, dated 06/30/99, repurchase value of $4,167,561 (
                   collateralized by $4,330,000 par value Federal Farm Credit Bank
                   MTN,  5.70%, 05/17/02, market value $4,296,334) - (identified
                   cost $4,167,000)..................................................    4,167,000
                                                                                      ------------

                 Total Investments - (98.34%) - (identified cost $62,107,672) - (a)..  101,334,383
                 Other Assets Less Liabilities - (1.66%).............................    1,715,424
                                                                                      ------------
                    Net Assets - (100%).............................................. $103,049,807
                                                                                      ============
*Non-Income Producing Security.

(a) Aggregate cost for Federal Income Tax purposes is $62,107,672. At June 30,
1999 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                 Unrealized appreciation............................................. $ 40,793,138
                 Unrealized depreciation.............................................   (1,566,427)
                                                                                      ------------
                    Net unrealized appreciation ..................................... $ 39,226,711
                                                                                      ============


SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED CAPITAL PRESERVATION TRUST -
  SELECTED U.S. GOVERNMENT INCOME FUND
June 30, 1999 (Unaudited)

                                                                                            VALUE
PRINCIPAL                               SECURITY                                          (NOTE 1)
====================================================================================================
MORTGAGES - (42.33%)

  FANNIE MAE POOLS - (3.35%)
   $  1,873    10.00%, 07/01/05, Pool No. 98835....................................    $     1,955
      7,156    10.00%, 08/01/05, Pool No. 99903......................................        7,529
      5,174     8.50%, 07/01/17, Pool No. 51539......................................        5,426
      5,286     8.50%, 04/01/21, Pool No. 117725.....................................        5,532
    154,000     7.50%, 01/01/27, Pool No. 356381.....................................      155,540
                                                                                       -----------
                      Total Fannie Mae - (identified cost $173,303)..................      175,982
                                                                                       -----------

  FREDDIE MAC POOLS - (10.84%)
   236,845      6.50%, 01/01/04, Pool No. N97289.....................................      236,168
     88,876     8.00%, 09/01/21, Pool No. D2-7906....................................       91,736
    153,150     8.00%, 10/01/21, Pool No. D2-7334....................................      157,553
     81,273     8.00%, 06/01/22, Pool No. D2-0670....................................       83,711
                                                                                       -----------
                      Total Freddie Mac - (identified cost $561,952).................      569,168
                                                                                       -----------


  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION POOLS - (18.43%)
     14,853    10.00%, 09/15/01, Pool No. 265854.....................................       15,407
     12,543     6.625%, 09/20/23, Pool No. 008299 (b)................................       12,698
     14,704     6.375%, 01/20/24, Pool No. 008360 (b)................................       14,902
    317,844     6.50%, 02/20/28, Pool No. 002547.....................................      304,434
    331,240     6.50%, 04/15/28, Pool No. 780776.....................................      318,507
    314,814     6.50%, 11/20/28, Pool No. 002673.....................................      301,532
                                                                                       -----------
                      Total GNMA - (identified cost $1,003,827)......................      967,480
                                                                                       -----------

  COLLATERALIZED MORTGAGE OBLIGATION - (9.71%)
    500,000    United States Department of Veteran Affairs, Mortgage Trust 1992-1,
                  7.75%, 07/15/17 - (identified cost $481,987).......................      510,000
                                                                                       -----------

                      Total Mortgages - (identified cost $2,221,069).................    2,222,630
                                                                                       -----------

MEDIUM TERM NOTES - (50.00%)
    350,000    Fannie Mae, 6.57%, 08/22/07...........................................      350,602
    250,000    Fannie Mae, 6.39%, 09/24/07...........................................      247,540
    300,000    Fannie Mae, 6.34%, 02/04/08...........................................      289,548
    350,000    Fannie Mae, 6.00%, 05/15/08...........................................      339,444
    350,000    Federal Farm Credit Bank, 5.79%, 06/23/08.............................      331,842
    200,000    Federal Home Loan Bank, 5.40%, 03/01/04...............................      193,312
    300,000    Federal Home Loan Bank, 5.805%, 03/23/09..............................      283,266
    250,000    Federal Home Loan Bank, 5.985%, 04/09/09..............................      240,458


SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED CAPITAL PRESERVATION TRUST -
  SELECTED U.S. GOVERNMENT INCOME FUND - CONTINUED
June 30, 1999 (Unaudited)

                                                                                            VALUE
PRINCIPAL                               SECURITY                                          (NOTE 1)
==================================================================================================
MEDIUM TERM NOTES - CONTINUED
$   350,000    Freddie Mac, 6.51%, 01/08/07..........................................  $   349,068
                                                                                       -----------
                      Total Medium Term Notes - (identified cost $2,751,397).........    2,625,080
                                                                                       -----------

SHORT TERM INVESTMENTS - (6.80%)
    357,000    State Street Corporation Repurchase Agreement, 4.85%, 07/01/99,
                 dated 06/30/99, repurchase value of $357,048 (collateralized by
                 $370,000 par value Federal Home Loan Bank,  5.29%, 05/17/01,
                 market value $367,888) - (identified cost $357,000).................      357,000
                                                                                       -----------

               Total Investments - (99.13%) - (identified cost $5,329,466) - (a).....    5,204,710
               Other Assets Less Liabilities- (0.87%)................................       45,702
                                                                                       -----------
                      Net Assets - (100%)............................................  $ 5,250,412
                                                                                       ===========


(a) Aggregate cost for Federal Income Tax purposes is $5,329,466. At June 30,
    1999 unrealized appreciation (depreciation) of securities for Federal Income
    Tax purposes is as follows:

               Unrealized appreciation...............................................  $    40,987
               Unrealized depreciation...............................................     (165,743)
                                                                                       -----------
                      Net unrealized depreciation....................................  $  (124,756)
                                                                                       ===========

(b) The interest rates on floating rate securities, shown as of June 30, 1999, may change monthly or less frequently and are based on indices of market interest rates.


SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED CAPITAL PRESERVATION TRUST -
  SELECTED DAILY GOVERNMENT FUND
June 30, 1999 (Unaudited)

                                                                                            VALUE
PRINCIPAL                                                                                 (NOTE 1)
===================================================================================================
FANNIE MAE - (29.03%)
$3,720,000     4.75%, 07/06/99 Discount Note......................................... $  3,717,546
 1,985,000     4.86%, 07/15/99 Discount Note.........................................    1,981,248
 3,120,000     4.77%, 07/19/99 Discount Note.........................................    3,112,559
 3,500,000     4.81%, 07/20/99 Discount Note.........................................    3,491,115
 2,225,000     4.84%, 08/04/99 Discount Note.........................................    2,214,829
 2,500,000     4.74%, 08/13/99 Discount Note.........................................    2,485,846
 4,400,000     4.77%, 08/17/99 Discount Note.........................................    4,372,599
 4,020,000     4.81%, 08/20/99 Discount Note.........................................    3,993,144
 3,500,000     4.88%, 09/01/99 Discount Note.........................................    3,470,584
 1,460,000     4.90%, 09/08/99 Discount Note.........................................    1,446,288
 1,295,000     4.74%, 09/16/99 Discount Note.........................................    1,281,871
 2,000,000     5.09%, 09/21/99 Discount Note.........................................    1,976,812
 3,620,000     4.568%, 09/22/99 Discount Note........................................    3,581,875
                                                                                      ------------
                  Total Fannie Mae - (identified cost $37,126,316) ..................   37,126,316
                                                                                      ------------

FREDDIE MAC - (69.18%)
 2,800,000     4.76%, 07/01/99 Discount Note.........................................    2,800,000
 2,210,000     4.78%, 07/02/99 Discount Note.........................................    2,209,707
 5,570,000     4.775%, 07/09/99 Discount Note........................................    5,564,090
 5,175,000     4.70%, 07/12/99 Discount Note.........................................    5,167,568
 4,070,000     4.77%, 07/13/99 Discount Note.........................................    4,063,529
 4,295,000     4.75%, 07/14/99 Discount Note.........................................    4,287,633
 3,100,000     4.729%, 07/16/99 Discount Note........................................    3,093,892
 3,865,000     4.82%, 07/21/99 Discount Note.........................................    3,854,650
 4,010,000     4.75%, 07/23/99 Discount Note.........................................    3,998,360
   940,000     4.86%, 07/26/99 Discount Note.........................................      936,828
 3,000,000     4.80%, 07/29/99 Discount Note.........................................    2,988,800
 3,125,000     4.73%, 08/03/99 Discount Note.........................................    3,111,451
 2,480,000     4.74%, 08/05/99 Discount Note.........................................    2,468,571
 2,675,000     4.92%, 08/05/99 Discount Note.........................................    2,662,205
 4,115,000     4.70%, 08/06/99 Discount Note.........................................    4,095,660
 1,500,000     4.86%, 08/10/99 Discount Note.........................................    1,491,900
 2,795,000     4.735%, 08/12/99 Discount Note........................................    2,779,560
 3,135,000     4.78%, 08/16/99 Discount Note.........................................    3,115,852
 3,450,000     4.85%, 08/19/99 Discount Note.........................................    3,427,225
 2,750,000     4.74%, 08/23/99 Discount Note.........................................    2,730,810
 3,755,000     4.79%, 08/24/99 Discount Note.........................................    3,728,020
 1,235,000     4.74%, 08/26/99 Discount Note.........................................    1,225,894
 4,805,000     4.74%, 08/27/99 Discount Note.........................................    4,768,938
 3,000,000     5.07%, 09/17/99 Discount Note.........................................    2,967,045
 1,995,000     5.07%, 09/23/99 Discount Note.........................................    1,971,399

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED CAPITAL PRESERVATION TRUST -
  SELECTED DAILY GOVERNMENT FUND    - CONTINUED
June 30, 1999 (Unaudited)

                                                                                           VALUE
PRINCIPAL                                                                                 (NOTE 1)
===================================================================================================
FREDDIE MAC - CONTINUED
$4,000,000     5.07%, 09/24/99 Discount Note......................................... $  3,952,117
 5,000,000     7.125%, 07/21/99 Medium Term Note.....................................    5,005,162
                                                                                      ------------
                  Total Freddie Mac - (identified cost $88,466,866)..................   88,466,866
                                                                                      ------------

SALLIE MAE - (1.96%)
 2,500,000     5.159%, 12/16/99 Floating Rate Note (b)...............................    2,500,000
                                                                                      ------------
                  Total Sallie Mae - (identified cost $2,500,000)....................    2,500,000
                                                                                      ------------


               Total Investments - (100.17%) - (identified cost $128,093,182) - (a)..  128,093,182
               Liabilities Less Other Assets - (0.17%)...............................     (215,255)
                                                                                      ------------
                      Net Assets - (100%)............................................ $127,877,927
                                                                                      ============


(a) Aggregate cost for Federal income tax purposes is $128,093,182.

(b) The interest rates on floating rate securities, shown as of June 30, 1999, may change monthly or less frequently and are based on indices of market interest rates.
























SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
STATEMENT OF ASSETS AND LIABILITIES
At June 30, 1999 (Unaudited)

=============================================================================================================================
                                                                                   U.S.
                                                              SELECTED           SELECTED         GOVERNMENT          DAILY
                                                              AMERICAN            SPECIAL           INCOME         GOVERNMENT
                                                               SHARES             SHARES             FUND             FUND
                                                              --------            -------           ------         ----------
ASSETS:
  Investments in securities, at value * (see
    accompanying Schedules of Investments)
    Unaffiliated companies................................ $3,369,026,453     $101,334,383      $  5,204,710     $128,093,182
    Affiliated companies..................................     55,649,636               --                --               --
  Collateral for securities loaned (Note 7)...............     27,772,588               --                --               --

  Prepaid expenses........................................        272,839            8,119             7,619           13,683
  Cash....................................................         70,621           13,980             4,484           11,920
  Receivables:
    Dividends and interest................................      3,761,217           40,417            59,467          163,236
    Capital stock sold....................................     14,333,705           14,400               100           14,515
    Investment securities sold............................             --        1,910,683                --               --
    Due from adviser......................................             --               --             5,000               --
                                                           --------------     ------------      ------------     ------------
  Total assets............................................  3,470,887,059      103,321,982         5,281,380      128,296,536
                                                           --------------     ------------      ------------     ------------
LIABILITIES:
  Return of collateral for securities loaned (Note 7).....     27,772,588               --                --               --

  Payables:
    Capital stock reacquired..............................      2,859,418           35,863            11,759           72,904
    Investment securities purchased.......................      1,408,059          101,500             -                   --
  Accrued expenses........................................      2,933,865          134,812             9,124          115,131
  Distributions payable...................................             --               --            10,085          230,574
                                                           --------------     ------------      ------------     ------------
        Total liabilities.................................     34,973,930          272,175            30,968          418,609
                                                           --------------     ------------      ------------     ------------

NET ASSETS ............................................... $3,435,913,129     $103,049,807      $  5,250,412     $127,877,927
                                                           ==============     ============      ============     ============

SHARES OUTSTANDING (NOTE 5)...............................     95,801,265        6,642,074           607,629      127,877,927
                                                           ==============     ============      ============     ============

NET ASSET VALUE, offering and
    redemption price per share (Net
    Assets / shares outstanding)..........................      $   35.87         $  15.51          $   8.64         $   1.00
                                                                =========         ========          ========         ========

NET ASSETS CONSIST OF:
  Deficit in undistributed net investment income.......... $   (2,447,845)    $         --      $         --     $         --
  Paid-in capital.........................................  1,795,099,858       59,173,293         5,303,110      127,877,927
  Accumulated net realized gain...........................    108,631,431        4,649,803            72,058               --
  Net unrealized appreciation (depreciation) on
    investments...........................................  1,534,629,685       39,226,711          (124,756)              --
                                                           --------------     ------------      ------------     ------------

                                                           $3,435,913,129     $103,049,807      $  5,250,412     $127,877,927
                                                           ==============     ============      ============     ============

* Including repurchase agreements of $55,570,000, $4,167,000 and $357,000 for Selected American Shares, Selected Special Shares and Selected U.S. Government Income Fund, respectively, and cost of $1,917,818,992, $62,107,672, $5,329,466 and $128,093,182 for Selected American Shares, Selected Special Shares, U.S. Government Income Fund and Daily Government Fund, respectively.

SEE NOTES TO FINANCIAL STATEMENTS


SELECTED FUNDS
STATEMENT OF OPERATIONS
For the six months ended June 30, 1999 (Unaudited)
=============================================================================================================================
                                                                                     U.S.
                                                                  SELECTED         SELECTED      GOVERNMENT      DAILY
                                                                  AMERICAN          SPECIAL        INCOME     GOVERNMENT
                                                                   SHARES           SHARES          FUND         FUND
                                                                  --------         -------         ------     ----------
INVESTMENT  INCOME (LOSS):
Income:
  Dividends
    Unaffiliated companies..................................    $  18,785,822  $     201,287  $          --   $       --
    Affiliated companies....................................        1,445,134             --             --           --
  Interest..................................................          744,172         70,608        188,714    3,102,354
  Lending fees..............................................           65,066             --             --           --
                                                                -------------  -------------  -------------   ----------
      Total income..........................................       21,040,194        271,895        188,714    3,102,354
                                                                -------------  -------------  -------------   ----------
Expenses:
  Management fees (Note 2)..................................        8,806,902        326,358         14,491      190,469
  Custodian fees............................................          210,462         12,865          5,817       11,646
  Transfer agent fees.......................................          831,022         69,352          6,816       37,066
  Audit fees................................................           14,428          8,077          4,653        7,743
  Legal fees................................................           54,493          9,122            359        9,774
  Reports to shareholders...................................          182,027          7,459            568       13,835
  Directors fees and expenses...............................          120,130          4,768            596        8,972
  Registration and filing fees..............................           45,832         18,845          6,617       20,008
  Miscellaneous.............................................           10,463          6,309          1,411        5,381
  Payments under distribution plan (Note 3).................        3,836,725        118,578          7,246      158,724
                                                                -------------  -------------  -------------   ----------
      Total expenses........................................       14,112,484        581,733         48,574      463,618
      Expenses paid indirectly (Note 6).....................           (3,548)          (482)           (91)        (148)
      Reimbursement of expenses by adviser (Note 2).........               --             --         (5,000)          --
                                                                -------------  -------------  -------------   ----------
      Net expenses..........................................       14,108,936        581,251         43,483      463,470
                                                                -------------  -------------  -------------   ----------
      Net investment income (loss)..........................        6,931,258       (309,356)       145,231    2,638,884
                                                                -------------  -------------  -------------   ----------


REALIZED  AND  UNREALIZED
GAIN (LOSS) ON INVESTMENTS:

  Net realized gain from
    investment transactions.................................      108,740,437      4,692,230         44,477           --
  Net increase (decrease) in unrealized appreciation of
    investments during the period...........................      351,219,822      1,906,116       (305,720)          --
                                                                -------------  -------------  -------------   ----------
      Net realized and unrealized gain
        (loss) on investments...............................      459,960,259      6,598,346       (261,243)          --
                                                                -------------  -------------  -------------   ----------
    Net increase (decrease) in net assets resulting from
      operations............................................    $ 466,891,517  $   6,288,990  $    (116,012)  $2,638,884
                                                                =============  =============  =============   ==========


SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1999 (Unaudited)

============================================================================================================

                                                                                  U.S.
                                             SELECTED          SELECTED        GOVERNMENT          DAILY
                                             AMERICAN           SPECIAL          INCOME         GOVERNMENT
                                              SHARES            SHARES            FUND             FUND
                                             --------           -------          ------         ----------

OPERATIONS:
   Net investment income (loss)........  $   6,931,258     $   (309,356)    $     145,231    $  2,638,884
   Net realized gains from                                                         44,477
     investment transactions...........    108,740,437        4,692,230                                --
   Net increase (decrease) in
     unrealized appreciation of
     investments.......................    351,219,822        1,906,116          (305,720)             --
                                        --------------     ------------     -------------    ------------


   Net increase (decrease) in net
     assets resulting from operations..    466,891,517        6,288,990          (116,012)      2,638,884

DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net investment income...............     (9,379,103)              --          (145,231)     (2,638,884)
   Realized gains from investment
     transactions......................    (16,701,540)      (1,297,062)               --              --

CAPITAL SHARE TRANSACTIONS
   (NOTE 5)............................     89,195,429    184,3,413,764          (724,978)      1,675,419
                                        --------------     ------------     -------------    ------------

Total increase (decrease) in net assets    530,006,303        8,405,692          (986,221)      1,675,419

NET ASSETS:
   Beginning of period.................  2,905,906,826       94,644,115         6,236,633     126,202,508
                                        --------------     ------------     -------------    ------------
   End of period....................... $3,435,913,129     $103,049,807     $   5,250,412    $127,877,927
                                        ==============     ============     =============    ============









SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 1998


====================================================================================================================

                                                                                            U.S.
                                                    SELECTED           SELECTED          GOVERNMENT           DAILY
                                                    AMERICAN            SPECIAL            INCOME          GOVERNMENT
                                                     SHARES             SHARES              FUND              FUND
                                                     ------             ------              ----              ----
OPERATIONS:
   Net investment income (loss)..............    $  13,186,512      $   (485,392)      $     312,283     $  5,765,931
   Net realized gains from                                                                    97,915
     investment transactions.................       29,504,571         7,077,136                                   --
   Net increase (decrease) in unrealized
     appreciation of investments.............      345,128,542        11,375,084             (62,420)              --
                                                --------------      ------------       -------------     ------------

   Net increase in net
     assets resulting from operations........      387,819,625        17,966,828             347,778        5,765,931

DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net investment income.....................      (13,186,512)               --            (312,283)      (5,765,931)
   Realized gains from investment
     transactions............................      (23,381,397)       (7,866,840)            (16,994)              --
   Dividend in excess of net investment
     income..................................         (180,435)               --                  --               --

CAPITAL SHARE TRANSACTIONS
   (NOTE 5)..................................      333,180,761         9,613,669             256,546        8,731,677
                                                --------------      ------------       -------------     ------------

Total increase in net assets.................      684,252,042        19,713,657             275,047        8,731,677

NET ASSETS:
   Beginning of period.......................    2,221,654,784        74,930,458           5,961,586      117,470,831
                                                --------------      ------------       -------------     ------------
   End of period.............................   $2,905,906,826      $ 94,644,115       $   6,236,633     $126,202,508
                                                ==============      ============       =============     ============














SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS
June 30, 1999 (Unaudited)
================================================================================
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   The Selected Funds (the Funds) consist of Selected American Shares, Inc., (American Shares, Inc.), Selected Special Shares, Inc., (Special Shares, Inc.), and the Selected Capital Preservation Trust (the Trust). The Trust operates as a series fund, consisting of the U.S. Government Income Fund and Daily Government Fund. The Funds and Trust are registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. The Trust accounts separately for the assets, liabilities and operations of each series. The following is a summary of significant accounting policies followed by the Funds in the preparation of financial statements.

   American Shares, Inc. and Special Shares, Inc. are diversified, professionally managed stock-oriented funds.

   Selected U.S. Government Income Fund (U.S. Government Income) seeks to obtain current income consistent with preservation of capital by investing primarily in debt obligations of the U.S. Government, its agencies or instrumentalities.

   Selected Daily Government Fund (Daily Government) seeks to provide a high level of current income from short-term money market securities consistent with prudent investment management, preservation of capital and maintenance of liquidity. It invests in U.S. Government Securities and repurchase agreements in respect thereto.

   An investment in any of the Funds, as with any mutual fund, includes risks that vary depending upon the fund's investment objectives and policies. There is no assurance that the investment objective of any fund will be achieved. A fund's return and net asset value will fluctuate, although Daily Government seeks to maintain a net asset value of $1.00 per share.

A. VALUATION OF SECURITIES - Securities listed on national securities exchanges are valued at the last reported sales price on the day of valuation. Securities traded in the over the counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Securities for which market quotations are not readily available are valued at fair value as determined by the Boards of Directors/Trustees. The Daily Government Fund uses the amortized cost method of valuing investment securities which represents fair value as determined by the Board of Trustees. These valuation procedures are reviewed and subject to approval by the Board of Directors/Trustees.

B. FEDERAL INCOME TAXES - It is each fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for federal income or excise tax is required.

C. USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 1999 (Unaudited)
================================================================================
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (Continued)

D. SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. Discounts and premiums on debt securities (excluding convertible bonds) purchased are amortized over the lives of the respective securities in accordance with the requirements of the Internal Revenue Code.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of the distributions made during the year from net investment income may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or gain was recorded by the Funds. The Funds adjust the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations.

NOTE 2 - INVESTMENT ADVISORY FEES

   Advisory fees are paid monthly to the investment adviser. Until January 1, 1999, the rate for American Shares, Inc. was 0.65% on the first $500 million of average net assets, 0.60% on the next $500 million and 0.55% of average net assets in excess of $1 billion. Effective January 1, 1999, the management fee was reduced to 0.65% on the first $500 million of average net assets, 0.60% of the average net assets on the next $500 million, 0.55% of the average net assets on the next $2 billion, 0.54% of the average net assets on the next $1 billion, 0.53% of the average net assets on the next $1 billion, 0.52% of the average net assets on the next $1 billion, 0.51% of the average net assets on the next $1 billion and 0.50% of the average net assets in excess of $7 billion. The rate for Special Shares, Inc. is 0.70% on the first $50 million of average net assets, 0.675% on the next $100 million, 0.65% on the next $100 million and 0.60% of average net assets in excess of $250 million. Until August 1, 1999, the rate for U.S. Government Income Fund was 0.50% of average net assets. Effective August 1, 1999, the management fee was reduced to 0.30% of average net assets. The rate for the Daily Government Fund is 0.30% of average net assets.

   Boston Financial Data Services is the Funds' primary transfer agent. Davis Selected Advisers, L.P. (the "Adviser") is also paid for certain transfer agent services. The fee paid to the Adviser for the six months ended June 30, 1999 was $60,548, $6,767, $427 and $2,346 for American Shares, Inc., Special Shares, Inc., U.S. Government Income and Daily Government Funds, respectively. Certain directors/trustees and officers of the Funds are also directors/trustees and officers of the general partner of the Adviser.

   Until August 1, 1999, the Adviser has agreed to reimburse the U.S. Government Income Fund for any expenses in excess of 1.50% of average net assets. Effective August 1, 1999, the Adviser has agreed to increase the reimbursement to 1.30% of average net assets.

   Davis Selected Advisers - NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds. The Funds pay no fees directly to DSA-NY.

   With respect to Special Shares, Inc., Bramwell Capital Management, Inc. ("Bramwell") also acts as sub-adviser and manages the day-to-day investment operations for the fund. The Fund pays no fees directly to Bramwell, who receives from the Adviser a percentage of the total annual investment advisory fees paid by the Fund to the Adviser.

   Each fund has adopted procedures to treat Shelby Cullom Davis & Co. ("SCD") as an affiliate of the Adviser. For American Shares, Inc., SCD received $76,716 in commissions on the purchases/sales of portfolio securities.

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 1999 (Unaudited)
================================================================================
NOTE 3 - DISTRIBUTION

   For services under the distribution agreement, the Funds pay a fee of 0.25% of average daily net assets. For six months ended June 30, 1999, American Shares, Inc., Special Shares, Inc., U.S. Government Income and Daily Government Funds, incurred distribution services fees totaling $3,836,725, $118,578, $7,246 and $158,724, respectively.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

   Purchases and sales of investment securities (excluding short-term securities) during the six months ended June 30, 1999 were as follows:


                                 AMERICAN       SPECIAL       U.S. GOVERNMENT
                               SHARES, INC.    SHARES, INC.       INCOME
                               ------------    ------------       ------
  Cost of purchases..........  $491,184,582    $18,394,474    $   747,901
  Proceeds of sales..........  $301,395,620    $18,994,623    $ 1,346,250


NOTE 5 - CAPITAL STOCK

   At June 30, 1999, there were 300 million shares of capital stock of American Shares, Inc. ($1.25 par value per share) authorized. At June 30, 1999, there were 50 million shares of capital stock of Special Shares, Inc. ($0.25 par value per share) authorized. At June 30, 1999, there were unlimited shares of capital stock of Selected Capital Preservation Trust ($0.10 par value per share) authorized. Transactions in capital stock were as follows:



                                                                              SIX MONTHS ENDED
                                                                         JUNE 30, 1999 (UNAUDITED)
                                                       ---------------------------------------------------------
                                                         AMERICAN        SPECIAL         U.S.
                                                         SHARES          SHARES       GOVERNMENT        DAILY
                                                           INC.            INC.         INCOME        GOVERNMENT
                                                       ----------       ---------    -------------    ----------
Shares sold .......................................      9,535,763        722,335        40,705        7,896,880
Shares issued in reinvestment of distributions.....        757,737         85,052        13,668        2,645,820
                                                     -------------   ------------   -----------      -----------
                                                        10,293,500        807,387        54,373       10,542,700
Shares redeemed ...................................     (7,740,030)      (575,442)     (136,581)      (8,867,281)
                                                     -------------   ------------   -----------      -----------
     Net increase (decrease) ......................      2,553,470        231,945       (82,208)       1,675,419
                                                     =============   ============   ===========      ===========

Proceeds from shares sold .........................  $ 316,223,986   $ 10,607,804   $   363,402      $ 7,896,880
Proceeds from shares issued in reinvestment of
   distributions ..................................     25,061,911      1,189,889       121,154        2,645,820
                                                     -------------   ------------   -----------      -----------

                                                       341,285,897     11,797,693       484,556       10,542,700
Cost of shares redeemed ...........................   (252,090,468)    (8,383,929)   (1,209,534)      (8,867,281)
                                                     -------------   ------------   -----------      -----------
     Net increase (decrease) ......................  $  89,195,429   $  3,314,764   $  (724,978)     $ 1,675,419
                                                     =============   ============   ===========      ===========



SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 1999 (Unaudited)
================================================================================

NOTE 5 - CAPITAL STOCK - (Continued)

                                                                        YEAR ENDED
                                                                     DECEMBER 31, 1998
                                                    -----------------------------------------------------------------
                                                       AMERICAN         SPECIAL           U.S.
                                                        SHARES           SHARES       GOVERNMENT        DAILY
                                                          INC.             INC.          INCOME       GOVERNMENT
                                                       ----------       ---------    -------------    ----------
Shares sold.......................................    29,034,922       2,135,219        192,677       24,255,402
Shares issued in reinvestment of distributions....     1,213,367         527,262         30,016        5,746,130
                                                    ------------     -----------    -----------     ------------
                                                      30,248,289       2,662,481        222,693       30,001,532
Shares redeemed...................................   (18,727,709)     (2,004,322)      (194,758)     (21,269,855)
                                                    ------------     -----------    -----------     ------------
     Net increase.................................    11,520,580         658,159         27,935        8,731,677
                                                    ============     ===========    ===========     ============

Proceeds from shares sold.........................  $829,939,241     $29,840,446    $ 1,747,977     $ 24,255,402
Proceeds from shares issued in
   reinvestment of distributions..................    35,183,278       7,182,421        271,717        5,746,130
                                                    ------------     -----------    -----------     ------------
                                                     865,122,519      37,022,867      2,019,694       30,001,532
Cost of shares redeemed...........................  (531,941,758)    (27,409,198)    (1,763,148)     (21,269,855)
                                                    ------------     -----------    -----------     ------------
     Net increase.................................  $333,180,761     $ 9,613,669    $   256,546     $  8,731,677
                                                    ============     ===========    ===========     ============



NOTE 6 - CUSTODIAN FEES

   Under an agreement with the custodian bank, each fund's custodian fees are reduced for earnings on cash balances maintained at the custodian by the Funds. Such reductions amounted to $3,548, $482, $91 and $148 for American Shares, Inc., Special Shares, Inc., U.S. Government Income and Daily Government, respectively.

NOTE 7 - SECURITIES LOANED

   American Shares, Inc. (the "Fund") has entered into a securities lending arrangement with PaineWebber, Inc. Under the terms of the agreement, the Fund receives fee income from lending transactions; in exchange for such fees, PaineWebber, Inc. is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal to the value of the securities loaned. Cash collateral is invested by the Adviser in money market instruments. As of June 30, 1999, the Fund had on loan securities valued at $26,816,309; cash of $27,772,588 was received as collateral for the loans and has been invested in approved instruments. The Fund bears the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

NOTE 8 - RESTRICTED SECURITIES

   Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are valued under methods approved by the Board of Directors as reflecting fair value. The aggregate value of restricted securities in American Shares, Inc. was $2,499,656, or 0.07% of the net assets of June 30, 1999. Information concerning restricted securities is as follows:

                                                            Number of                  Valuation per Unit as
Fund            Security                 Acquisition Date    Shares     Cost per Unit   of June 30, 1999
----            --------                 ----------------    ------     -------------   ----------------
American        Centerpoint Properties
Shares, Inc.    Corp. Private            04/02/98            70,000       $33.2595          $35.709375

SELECTED FUNDS
FINANCIAL HIGHLIGHTS
SELECTED AMERICAN SHARES, INC.
================================================================================
The following financial information represents selected data for each share of capital stock outstanding throughout each period:

                                       SIX MONTHS
                                         ENDED                             YEAR ENDED DECEMBER 31,
                                     JUNE 30, 1999   ------------------------------------------------------------
                                      (UNAUDITED)     1998           1997        1996          1995      1994
                                      -----------     ----           ----        ----          ----      ----
Net Asset Value, Beginning of Period    $  31.16     $  27.18     $  21.53      $  17.68     $  13.09     $ 14.59
                                        --------     --------     --------      --------     --------     -------

Income From Investment Operations
 Net Investment Income ..............        .07          .15          .16           .18          .22         .20
 Net Realized and Unrealized
   Gains (Losses) ...................       4.92         4.24         7.72          5.15         4.74        (.66)
                                        --------     --------     --------      --------     --------     -------
   Total From Investment Operations .       4.99         4.39         7.88          5.33         4.96        (.46)

Dividends and  Distributions
 Dividends from Net Investment Income       (.10)        (.15)        (.17)         (.17)        (.22)       (.20)
 Distributions from Realized Gains ..       (.18)        (.26)       (2.05)        (1.31)        (.15)       (.83)
 Dividends in Excess of Net
   Investment Income ................         --           --         (.01)           --           --        (.01)
                                        --------     --------     --------      --------     --------     -------
   Total Dividends and Distributions        (.28)        (.41)       (2.23)        (1.48)        (.37)      (1.04)
                                        --------     --------     --------      --------     --------     -------

Net Asset Value, End of Period ......   $  35.87     $  31.16     $  27.18      $  21.53     $  17.68     $ 13.09
                                        ========     ========     ========      ========     ========     =======

Total Return(1) .....................      16.09%       16.27%       37.25%        30.74%       38.09%      (3.20)%

Ratios/Supplemental Data
 Net Assets, End of Period
   (000,000 omitted) ................   $   3,436    $  2,906     $  2,222      $  1,376      $   926     $   529
 Ratio of Expenses to Average
   Net Assets........................         .92%*        .94%         .96%         1.03%        1.09%      1.26%
 Ratio of Net Investment Income to
   Average Net Assets ...............        .45%*        .52%         .62%          .87%        1.42%       1.42%
 Portfolio Turnover Rate(2) .........         10%          20%          26%           29%          27%         23%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*  Annualized






SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
FINANCIAL HIGHLIGHTS
SELECTED SPECIAL SHARES, INC.
================================================================================
The following financial information represents selected data for each share of capital stock outstanding throughout each period:


                                                 SIX MONTHS
                                                   ENDED                        YEAR ENDED DECEMBER 31,
                                               JUNE 30, 1999  ----------------------------------------------------------
                                                 (UNAUDITED)     1998       1997       1996      1995       1994(3)
                                                 -----------     ----       ----       ----      ----       -------
Net Asset Value, Beginning of Period............ $  14.76      $  13.03    $  10.89   $  10.80    $  9.02    $ 10.20
                                                 --------      --------    --------   --------    -------    -------

Income From Investment Operations
 Net Investment Loss............................     (.05)         (.08)       (.07)        --         --       (.03)
   Net Realized and Unrealized Gains (Losses)...     1.00          3.14        2.83       1.27       3.04       (.22)
                                                 --------      --------    --------   --------    -------    -------
   Total From Investment Operations.............     0.95          3.06        2.76       1.27       3.04       (.25)

Dividends and Distributions
 Distributions from Realized Gains..............     (.20)        (1.33)       (.62)     (1.18)     (1.26)      (.93)
                                                 --------      --------    --------   --------    -------    -------
   Total Dividends and Distributions............     (.20)        (1.33)       (.62)     (1.18)     (1.26)      (.93)
                                                 --------      --------    --------   --------    -------    -------

Net Asset Value, End of Period.................. $  15.51      $  14.76    $  13.03   $  10.89    $ 10.80    $  9.02
                                                 ========      ========    ========   ========    =======    =======

Total Return(1).................................     6.58%        24.52%      26.91%     11.86%     34.24%     (2.56)%

Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted)........ $103,050      $ 94,644    $ 74,930   $ 62,435    $58,975    $47,275
 Ratio of Expenses to Average Net Assets4.......     1.23%*     1.26%(4)       1.28%      1.33%      1.48%   1.41%(2)
 Ratio of Net Investment Loss to Average........
   Net Assets...................................     (.65)%*       (.58)%      (.60)%     (.66)%     (.58)%     (.27)%
 Portfolio Turnover Rate(5).....................       20%           41%         51%        98%       127%        99%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.
(2) Had the Adviser not absorbed certain expenses, the ratio of expenses for the year ended December 31, 1994 would have been 1.62%.
(3) Per share data has been restated to give effect to a 2 for 1 stock split to shareholders of record as of the close of January 4, 1994.
(4) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.25% for the period ended December 31, 1998.
(5) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. * Annualized


SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
FINANCIAL HIGHLIGHTS
SELECTED U.S. GOVERNMENT INCOME FUND
================================================================================
The following financial information represents selected data for each share of capital stock outstanding throughout each period:

                                              SIX MONTHS
                                                 ENDED                         YEAR ENDED DECEMBER 31,
                                              JUNE 30, 1999 -------------------------------------------------------
                                               (UNAUDITED)     1998         1997          1996       1995      1994
                                               -----------     ----         ----          ----       ----      ----
Net Asset Value, Beginning of Period........  $   9.04      $   9.01      $  8.90       $  9.20    $  8.45   $  9.20
                                              --------      --------      -------       -------    -------   -------

Income From Investment Operations
 Net Investment Income......................       .22           .47          .51           .53        .54       .50
   Net Realized and Unrealized
     Gains (Losses).........................      (.40)          .06          .11          (.28)       .78      (.75)
                                              --------      --------      -------       -------    -------   -------
   Total From Investment Operations.........      (.18)          .53          .62           .25       1.32      (.25)

Dividends and Distributions
 Dividends from Net Investment Income.......      (.22)         (.47)        (.51)         (.53)      (.54)     (.50)
 Distributions from Realized Gains..........        --          (.03)          --          (.02)      (.03)       --
                                              --------      --------      -------       -------    -------   -------
   Total Dividends and Distributions........      (.22)         (.50)        (.51)         (.55)      (.57)     (.50)
                                              --------      --------      -------       -------    -------   -------

Net Asset Value, End of Period.............. $    8.64      $   9.04      $  9.01       $  8.90    $  9.20   $  8.45
                                             =========      ========      =======       =======    =======   =======


Total Return(1).............................     (2.02)%        5.90%        7.32%         2.85%     15.97%    (2.71)%

Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted)...  $   5,250      $  6,237       $5,962       $ 6,934    $ 7,811   $10,263
 Ratio of Expenses to Average Net Assets...    1.50%(2)*     1.52%(2)(3)  1.50%(2)      1.44%(2)   1.44%(2)  1.42%(2)
 Ratio of Net Investment Income to
   Average Net Assets......................       5.01%*        5.17%        5.79%         5.96%      6.09%     5.70%
 Portfolio Turnover Rate(4)................         14%           36%          16%           26%        76%       65%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.
(2) Had the Adviser not absorbed certain expenses, the ratio of expenses for the years ended December 31, 1994, 1995, 1996, 1997, 1998 and the six months ended June 30, 1999 would have been 1.69%, 1.58%, 1.67%, 1.60%,
     1.62% and 1.68%, respectively.
(3) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.50% for the period ended December 31, 1998.
(4) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. * Annualized



SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
FINANCIAL HIGHLIGHTS
SELECTED DAILY GOVERNMENT FUND
================================================================================
The following financial information represents selected data for each share of capital stock outstanding throughout each period:

                                            SIX MONTHS
                                               ENDED                     YEAR ENDED DECEMBER 31,
                                           JUNE 30, 1999   -------------------------------------------------------
                                             (UNAUDITED)       1998       1997        1996        1995       1994
                                             -----------       ----       ----        ----        ----       ----
Net Asset Value, Beginning of Period........   $  1.000     $  1.000    $  1.000    $  1.000    $  1.000   $  1.000
                                               --------     --------    --------    --------    --------   --------

Income From Investment Operations
 Net Investment Income......................       .021         .047        .048        .046        .051       .034

Dividends and Distributions
 Dividends from Net Investment Income.......      (.021)       (.047)      (.048)      (.046)      (.051)     (.034)
                                               --------     --------    --------    --------    --------   --------

Net Asset Value, End of Period..............   $  1.000     $  1.000    $  1.000    $  1.000    $  1.000   $  1.000
                                               ========     ========    ========    ========    ========   ========

Total Return(1).............................       2.08%        4.85%       4.91%       4.70%       5.23%      3.51%


Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted)....   $127,878     $126,203    $117,471    $112,674    $184,603   $121,886
 Ratio of Expenses to Average Net Assets....        .73%*        .71%        .70%        .75%     .75%(2)    .75%(2)
 Ratio of Net Investment Income.............
   to Average Net Assets....................       4.16%*       4.74%       4.80%       4.62%       5.13%      3.44%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.
(2) Had the Adviser not absorbed certain expenses, the ratio of expenses for the years ended December 31, 1994 and 1995 would have been, 1.07% and 0.78%, respectively.

*  Annualized





SEE NOTES TO FINANCIAL STATEMENTS

                                    SELECTED
                                      FUNDS

                       124 East Marcy Street Santa Fe, New
                                  Mexico 87501
================================================================================

DIRECTORS                               OFFICERS
William P. Barr                         James J. McMonagle
Floyd A. Brown                            Chairman
Andrew A. Davis                         Shelby M.C. Davis
Christopher C. Davis                      President
Jerome Hass                             Kenneth C. Eich
James J. McMonagle                        Vice President
Katherine L. MacWilliams                Sharra L. Reed
Richard O'Brien                           Vice President, Treasurer
Larry Robinson                            & Assistant Secretary
Marsha Williams                         Thomas D. Tays
                                           Vice President
                                           & Secretary
                                        Arthur Don
                                           Assistant Secretary
                                        Sheldon R. Stein
                                           Assistant Secretary


INVESTMENT ADVISER
Davis Selected  Advisers, L.P.
124 East Marcy Street
Santa Fe, New Mexico  87501
(800) 243-1575

DISTRIBUTOR
Davis Distributors, LLC
124 East Marcy Street
Santa Fe, New Mexico  87501

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o Selected Funds
P.O. Box 8243
Boston, Massachusetts  02266-8243

AUDITORS
KPMG LLP
707 Seventeenth Street, Suite 2300
Denver, CO 80202

COUNSEL
D'Ancona & Pflaum
111 E. Wacker Drive
Chicago, Illinois  60601-4205

=======================================
FOR MORE INFORMATION ABOUT THE
SELECTED FUNDS, INCLUDING MANAGEMENT
FEE, CHARGES AND EXPENSES, SEE THE
CURRENT PROSPECTUS WHICH MUST PRECEDE
OR ACCOMPANY THIS REPORT.
=======================================

Davis Selected Advisers, L.P.
Group of Funds

Selected American Shares
Selected Special Shares
Selected U.S. Government Income Fund
Selected Daily Government Fund

INVESTMENT ADVISER
Davis Selected Advisers, L.P.
124 E. Marcy Street
Santa Fe, NM 87501

Distributor
Davis Distributors, LLC
124 E. Marcy Street
Santa Fe, NM 87501

Transfer Agent and Custodian
State Street Bank & Trust Company
c/o Selected Funds
P.O. Box 8243
Boston, MA 02266-8243

Legal Counsel
D'Ancona & Pflaum
30 North LaSalle Street
Chicago, IL 60602-2502

Auditors
KPMG Peat Marwick LLP
707 Seventeenth Street, Suite 2300
Denver, CO 80202